[UBS Life Insurance Company USA]

                                 April 14, 2009


Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:      UBS Life Insurance Company USA Separate Account
         File No. 811-07536
         Filing Under Rule 30b2-1


Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30d-1 under the Act, on February 25, 2009, the
AllianceBernstein Variable Product Series Fund (811-05398) filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Lance A. Warrick

Lance A. Warrick
Senior Vice President

cc:  Fred Bellamy